CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



I, Donald A. Yacktman, Principal Executive Officer of The Yacktman Funds, Inc., certify to my knowledge that:

1. The N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



/s/ Donald A. Yacktman
----------------------
Donald A. Yacktman
Principal Executive Officer
September 2, 2003


I, Donald A. Yacktman, Principal Financial Officer of The Yacktman Funds, Inc., certify to my knowledge that:

1. The N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


/s/ Donald A. Yacktman
----------------------
Donald A. Yacktman
Principal Financial Officer
September 2, 2003